UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 3, 2005

PEABODY ENERGY CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Market Street, St. Louis, Missouri		63101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 342-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

On January 3, 2005, Peabody Energy Corporation (the "Company") granted management employees, including those named executive officers listed below, non-qualified options to purchase shares of the Company’s common stock and performance units payable in shares of the Company’s common stock pursuant to the Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan, as amended (the "Plan"). The Plan was set forth as Annex A to the Company Proxy Statement for its 2004 Annual Meeting dated April 2, 2004, and Amendment No. 1 to the Plan was filed as Exhibit 10.67 to the Company’s Form 10-Q for the quarterly period ended September 30, 2004, and each is incorporated herein by reference.

The amounts of the awards which were granted to the Company’s executive officers are as follows:

Number of Options
Gregory H. Boyce 12,990
Richard A. Navarre 9,701
Roger B. Walcott, Jr. 5,640
Frederick D. Palmer 4,868
Richard M. Whiting 6,629
Sharon D. Fiehler 4,398
Jeffery L. Klinger 2,663

Value of Performance Share Award(1)
Gregory H. Boyce $502,125
Richard A. Navarre $375,000
Roger B. Walcott, Jr. $218,000
Frederick D. Palmer $188,190
Richard M. Whiting $256,250
Sharon D. Fiehler $170,000
Jeffery L. Klinger $102,936

The following description is a brief summary of the material terms and conditions of the agreements governing the awards. This summary is not intended to be complete, and is qualified in its entirety by reference to the form of Non-Qualified Stock Option Agreement filed as Exhibit 10.1 to this report and the form of Performance Units Agreement filed as Exhibit 10.2 to this report.

Non-Qualified Stock Option Agreement

The options granted on January 3, 2005 have an exercise price of $77.31 per share and will vest over a three-year period in equal annual installments. The options will become fully exercisable upon the termination of the optionee’s employment with the Company on account of the optionee’s death or disability (as defined in the Plan), a change of control (as defined in the Plan) or a recapitalization event (as defined in the Plan) and the vested portion of the options may be exercised by the optionee, in whole or in part, at any time prior to the earliest to occur of:

• the tenth anniversary of the date of grant;
• the first anniversary of the termination of the optionee’s employment with the Company by reason of death or disability (as defined in the Plan) or without cause (as defined in the Plan) or for good reason (as defined in the Plan);
• the fifth anniversary of the date of the termination of the optionee’s employment with the Company by reason of retirement (as defined in the Plan);
• the date of the termination of the optionee’s employment with the Company for cause (as defined in the Plan) or without good reason (as defined in the Plan); or
• the date of the termination of the optionee’s employment with the Company for any reason if the exercise price is higher than the fair market value of a share of common stock on such date.

Upon a change of control (as defined in the Plan), the Committee may terminate the option, so long as the optionee is cashed out at the change of control price or is permitted to exercise his or her option prior to such change of control.

Performance Units Agreement

The performance units granted on January 3, 2005 vest on the 15th day of each calendar month, in equal monthly increments, starting on the date of grant and ending on December 31, 2007. The amount of common stock payable to the grantee pursuant to the performance units will be determined on the earliest to occur of the following (the "Determination Date"):

• December 31, 2007;
• a termination of the grantee’s employment with the Company on account of death, disability (as defined in the Plan) or retirement (as defined in the Plan);
• a termination of the grantee’s employment with the Company by the Company without cause (as defined in the Plan);
• a termination of the grantee’s employement with the Company by the grantee for good reason (as defined in the Plan);
• a change of control (as defined in the Plan); or
• a recapitalization event (as defined in the Plan).

Upon either a termination of the grantee’s employment with the Company by the Company for cause (as defined in the Plan) or a termination of the grantee’s employment with the Company by the grantee without good reason (as defined in the Plan), all of the performance units shall terminate and the grantee shall not be entitled to any common stock payable under the performance unit.

The amount of shares of common stock payable to the grantee under the performance units will equal the sum of:

• 50% times the number of performance units that are vested as of the Determination Date, multiplied by the FMV per Share as of the Determination Date, and further multiplied by a percentage ranging from 0% to 200%, depending upon the achievement of specified EBITDA ROIC Targets; plus
• 50% times the number of performance units that are vested as of the Determination Date, multiplied by the FMV per Share as of the Determination Date, and further multiplied by a percentage ranging from 0% to 200%, depending upon the achievement of specified goals for the Company’s average total shareholder return, as compared to both an industry peer group and the Standard & Poor 400 Mid Cap Index).

-------------------------
(1) Actual number of performance shares cannot be calculated at this time. The number of performance shares will be based on the dollar amount as reflected in the table, divided by the average closing share price of Peabody Energy Corporation Common Stock for the period January 3, 2005 to January 28, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number Description of Exhibit

10.1 Form of Non-Qualified Stock Option Agreement under the Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan
10.2 Form of Performance Units Agreement under the Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan
10.3 Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan, incorporated by reference to Annex A to the Company’s Proxy Statement for its 2004 Annual Meeting dated April 2, 2004
10.4 Amendment No. 1 to the Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan, incorporated by reference to Exhibit 10.67 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

January 7, 2005	By:	Richard A. Navarre

Name: Richard A. Navarre
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option Agreement under the Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan
10.2	Form of Performance Units Agreement under the Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan
10.3	Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan, incorporated by reference to Annex A to the Company's Proxy Statement for its 2004 Annual Meeting dated April 2, 2004
10.4	Amendment No. 1 to the Peabody Energy Corporation 2004 Long-Term Equity Incentive Plan, incorporated by reference to Exhibit 10.67 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004